INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Income Trust (IQI) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
`                   REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.66                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1996            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.60             6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1997            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at 3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $15.44 to $15.91. Based on this NAV change plus reinvestment of tax-free dividends of $0.99 per share and taxable capital gains distributions of $0.03 per share, the Trust's total NAV return was
10.27 percent. IQI's market price on the New York Stock Exchange moved from $14.625 to $14.875 per share. Based on this change in market price plus reinvestment of dividends and distributions, the Trust's total market return was 8.84 percent. On October 31, 1997, IQI traded at a 6.51 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income decreased from $0.082 to $0.064 per share. Beginning with the October 1997 payment, the monthly dividend was reduced from $0.0825 per share to $0.0775 per share to more closely reflect the Trust's anticipated income.

PORTFOLIO STRUCTURE

IQI remained fully invested in long-term municipal bonds during the period. Investments were diversified among 13 long-term sectors and 68 credits. The Trust's weighted average maturity was 18 years.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued



LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

Mortgage ......................... 14%
Refunded ......................... 14%
Transportation ................... 12%
Electric ......................... 11%
Hospital ......................... 10%
General Obligation ............... 10%
*IDR/PCR .........................  8%
All Others ....................... 21%

*Industrial Development/Pollution Control Revenue

Portfolio Structure is subject to change.


CREDIT RATINGS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA or Aaa ........................ 39%
AA or Aa .......................... 29%
A or A ............................ 25%
BBB or Baa ........................  7%

As measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

Portfolio structure is subject to change.


CALL STRUCTURE AS OF OCTOBER 31, 1997     WEIGHTED AVERAGE
(% OF TOTAL LONG-TERM PORTFOLIO)          CALL PROTECTION: 5 YEARS

PERCENT CALLABLE


YEARS
CALLABLE
--------
1999 ....................  2%
2000 ....................  1%
2001 .................... 12%
2002 .................... 64%
2003 .................... 16%
2004 ....................  0%
2005 ....................  1%
2006 ....................  0%
2007 ....................  1%
2008 ....................  0%
2009+ ...................  3%

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

The distribution of call dates in the portfolio produced 5 years of weighted average call protection. Throughout the fiscal year, high credit quality was maintained with 68 percent of its long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.14 per share to common share earnings. Weekly ARPS yields ranged between 3.19 and
4.25 percent. Five ARPS series totaling $208 million and representing
28 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 12-month period ended October 31, 1997, the Trust purchased and retired 523,900 shares of common stock at a weighted average market discount of 5.10 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

We appreciate your ongoing support of InterCapital Quality Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited)

                                    * * *
On May 20, 1997, a special meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEE:

Wayne E. Hedien

  For.........  25,858,808
  Withheld  ..     587,473

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER,
    DISCOVER & CO.:

  For........  24,661,536
  Against  ..     408,588
  Abstain  ..   1,376,157

On October 24, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Wayne E. Hedien

  For.........  21,431,001
  Withheld  ..     543,995

Dr. Manuel H. Johnson

  For.........  21,445,860
  Withheld  ..     529,136

John L. Schroeder

  For.........  21,466,186
  Withheld  ..     508,810

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
RESULTS OF MEETINGS (unaudited) continued

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and
Philip J. Purcell.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

  For........  21,224,456
  Against  ..     174,712
  Abstain  ..     575,828

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within 30 days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of each of the common and preferred shares outstanding and entitled to vote at the meeting. Although no quorum was obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting.

                               PERCENTAGE
                 NO. OF      OF OUTSTANDING
VOTE         COMMON SHARES   COMMON SHARES
----------  --------------- --------------
For .......    3,939,762         11.71%
Against  ..    8,517,968         25.32%
Abstain  ..    1,340,186          3.98%


                                 PERCENTAGE
                 NO. OF        OF OUTSTANDING
VOTE        PREFERRED SHARES  PREFERRED SHARES
----------  ---------------- ----------------
For .......        152              3.65%
Against  ..        345              8.29%
Abstain  ..        170              4.09%

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------- ---------------------------------------------------------------- -------- ----------- --------------
            MUNICIPAL BONDS (98.1%)
            General Obligation (9.8%)
 $  7,500   District of Columbia, 1992 Ser B (MBIA)  ........................  6.30 %   06/01/12  $  8,136,450
            Hawaii,
    5,000    1992 Ser BZ  ...................................................  6.00     10/01/10     5,562,150
    8,000    1992 Ser BZ  ...................................................  6.00     10/01/11     8,871,360
    4,000   Cook County, Illinois, Ser 1992 C (FGIC)  .......................  6.00     11/15/09     4,442,720
            New York City, New York,
    5,500    1993 Ser B  ....................................................  7.00     10/01/11     6,074,145
    2,100    1993 Ser B  ....................................................  7.00     10/01/13     2,319,219
    3,300    1993 Ser B  ....................................................  7.00     10/01/14     3,644,487
    5,000    1993 Ser B  ....................................................  6.75     10/01/15     5,463,250
    2,400    1992 Ser B  ....................................................  7.00     02/01/20     2,624,184
   10,000   San Antonio, Texas, Refg Ser 1992  ..............................  5.75     08/01/13    10,372,600
   15,000   Washington, Ser 1993 A  .........................................  5.75     10/01/17    15,508,650
-----------                                                                                       --------------
   67,800                                                                                           73,019,215
-----------                                                                                       --------------
            Educational Facilities Revenue (2.7%)
   10,000   District of Columbia, Howard University Refg Ser 1992 A  ........  6.75     10/01/12    10,989,000
    2,500   University of Illinois, Auxiliary Ser 1991  .....................  5.75     04/01/22     2,555,775
            Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
    3,000    University of Scranton 1992 Ser A  .............................  6.40     03/01/07     3,205,170
    3,300    University of Scranton 1992 Ser A  .............................  6.50     03/01/13     3,518,394
-----------                                                                                       --------------
   18,800                                                                                           20,268,339
-----------                                                                                       --------------
            Electric Revenue (10.6%)
    9,500   Orlando Utilities Commission, Florida, Ser 1991 A  ..............  5.50     10/01/26     9,506,080
   10,000   Municipal Electric Authority of Georgia, Power 1992 Ser B
             (Secondary MBIA)  ..............................................  6.375    01/01/16    10,868,900
    5,000   Hastings, Nebraska, Refg Ser 1992  ..............................  6.30     01/01/19     5,292,300
   10,000   Hamilton!, Ohio, Refg 1992 Ser A (FGIC)  ........................  6.00     10/15/23    10,557,100
   20,000   Piedmont Municipal Power Agency, South Carolina, Refg 1992 Ser ..  6.375    01/01/25    20,735,600
            Grant County Public Utility District #2, Washington,
    8,220    Priest Rapids Hydro Second Ser 1992 A  .........................  5.00     01/01/23     7,889,885
    8,000    Wanapum Hydro Second Ser 1992 A  ...............................  6.375    01/01/23     8,464,240
    5,000    Wanapum Hydro Second Ser 1992 B (AMT)  .........................  6.75     01/01/23     5,369,200
-----------                                                                                       --------------
   75,720                                                                                           78,683,305
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------- ---------------------------------------------------------------- -------- ----------- --------------
            Hospital Revenue (10.0%)
 $  5,000   Birmingham-Carraway Special Care Facilities Financing Authority,
             Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee)  ....  5.875%   08/15/15  $  5,203,350
    3,000   Colorado Health Facilities Authority, Sisters of Charity Health
             Care
             Systems Inc Ser 1992 A (AMBAC)  ................................  6.00     05/15/22     3,109,770
    6,000   Tampa, Florida, Allegany Health/St Joseph's Hospital Ser 1991
             (MBIA)  ........................................................  6.00     12/01/21     6,231,420
    9,250   Massachusetts Health & Educational Facilities Authority,
             Massachusetts General Hospital Ser F (AMBAC)  ..................  6.00     07/01/15     9,658,757
   10,000   Missouri Health & Education Facilities Authority, Health Midwest
             Ser 1992 B (MBIA)  .............................................  6.25     02/15/22    10,590,300
   10,000   New York State Medical Care Facilities Finance Agency, The Mount
             Sinai Hospital -FHA Insured Mortgage 1992 Ser C  ...............  5.75     08/15/19    10,195,800
    4,500   Cuyahoga County, Ohio, Cleveland Clinic Foundation Refg Ser 1992   5.50     11/15/11     4,581,270
   10,000   Allegheny County Hospital Development Authority, Pennsylvania,
             Presbyterian University Health Ser 1992 A (MBIA)  ..............  6.25     11/01/23    10,484,000
    5,000   Dauphin County General Authority, Pennsylvania, HAPSO Group Inc/
             The Western Pennsylvania Hospital Refg 1992 Ser A (MBIA)  ......  6.25     07/01/16     5,304,050
    3,000   Philadelphia Hospitals & Higher Education Facilities Authority,
             Pennsylvania, Chestnut Hill Hospital Ser of 1992  ..............  6.375    11/15/11     3,192,480
    5,000   South Dakota Health & Educational Facilities Authority, Queen of
             Peace Hospital Ser 1992 (MBIA)  ................................  6.70     07/01/17     5,479,300
-----------                                                                                       --------------
   70,750                                                                                           74,030,497
-----------                                                                                       --------------
            Industrial Development/Pollution Control Revenue (8.0%)
    6,000   California Pollution Control Financing Authority, Keller Cannon
             Landfill Co/
             Browning-Ferris Industries Inc Ser 1992 (AMT)  .................  6.875    11/01/27     6,659,280
    5,000   Citrus County, Florida, Florida Power Corp Refg Ser 1992 B  .....  6.35     02/01/22     5,336,750
    3,500   St Lucie County, Florida, Florida Power & Light Co Ser 1991
             (AMT)  .........................................................  7.15     02/01/23     3,784,375
    5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT)
             (MBIA)  ........................................................  6.65     06/01/17     5,455,600
   15,000   Berkeley County, South Carolina, South Carolina Electric & Gas
             Co Ser 1984 ....................................................  6.50     10/01/14    16,329,150
   10,000   Brazos River Authority, Texas, Houston Lighting & Power Co Ser
             1992 B
             (MBIA)  ........................................................  6.375    04/01/12    10,946,500
   10,000   Mason County, West Virginia, Appalachian Power Co Ser J  ........  6.60     10/01/22    10,683,400
-----------                                                                                       --------------
   54,500                                                                                           59,195,055
-----------                                                                                       --------------
            Mortgage Revenue -Multi-Family (6.3%)
    7,000   Illinois Housing Development Authority, Ser I  ..................  6.625    09/01/12     7,357,350
   20,000   Michigan Housing Development Authority, Rental 1992 Ser A
             (Bifurcated FSA)  ..............................................  6.50     04/01/23    21,007,600
            Missouri Housing Development Commission,
    7,705    Federally Insured Mortgage Loans Refg Ser 11/15/92  ............  6.50     07/01/16     7,969,821
    9,845    Federally Insured Mortgage Loans Refg Ser 11/15/92  ............  6.60     07/01/24    10,186,818
-----------                                                                                       --------------
   44,550                                                                                           46,521,589
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------- ---------------------------------------------------------------- -------- ----------- --------------
            Mortgage Revenue -Single Family (8.0%)
  $ 16,915  Connecticut Housing Finance Authority, 1992 Ser B  ..............  6.70 %   11/15/12   $ 18,132,034
     7,245  Georgia Housing & Finance Authority, Home Ownership 1992 Ser C  .  6.50     12/01/11      7,617,248
     1,275  Idaho Housing Agency, 1992 Ser E (AMT)  .........................  6.75     07/01/12      1,348,899
            Minnesota Housing Finance Agency,
     3,185   Ser 1992 D-1  ..................................................  6.50     01/01/17      3,346,257
     6,915   Ser 1992 CD-1 (AMT)  ...........................................  6.75     07/01/23      7,266,075
    20,360  Virginia Housing Development Authority, 1992 Ser B SubSer B-2
             (AMT)  .........................................................  6.80     07/01/21     21,411,594
-----------                                                                                       --------------
    55,895                                                                                           59,122,107
-----------                                                                                       --------------
            Nursing & Health Related Facilities Revenue (2.6%)
     6,265  University of Michigan, Medical Service Plan Ser 1991  ..........  6.50     12/01/21      6,758,619
    11,250  Minneapolis & Saint Paul Housing & Redevelopment Authority,
             Minnesota, Group Health Plan Inc Ser 1992  .....................  6.90     10/15/22     12,362,850
-----------                                                                                       --------------
    17,515                                                                                           19,121,469
-----------                                                                                       --------------
            Public Facilities Revenue (5.8%)
     9,800  Orlando, Florida, Cap Impr Refg Ser 1992  .......................  6.00     10/01/22     10,179,260
    10,000  Atlanta Downtown Development Authority, Georgia, Underground
             Atlanta Refg Ser 1992  .........................................  6.25     10/01/16     10,699,800
     5,000  Illinois, Civic Center Ser 1990 A (AMBAC)  ......................  6.00     12/15/15      5,100,600
     7,370  Indianapolis Local Public Improvement Bond Bank, Indiana, Ser
             1992 D  ........................................................  6.75     02/01/20      8,140,534
     8,550  Maine Municipal Bond Bank, 1992 Ser E  ..........................  6.25     11/01/12      9,281,966
-----------                                                                                       --------------
    40,720                                                                                           43,402,160
-----------                                                                                       --------------
            Resource Recovery Revenue (2.3%)
    16,035  Broward County, Florida, Broward Waste Energy Co North Ser 1984    7.95     12/01/08     17,459,870
-----------                                                                                       --------------

            Transportation Facilities Revenue (12.3%)
            Dade County, Florida,
     3,000   Aviation 1992 Ser B (AMT)(MBIA)  ...............................  6.55     10/01/13      3,269,340
     5,000   Aviation 1992 Ser B (AMT)(MBIA)  ...............................  6.60     10/01/22      5,457,450
    13,000  Chicago, Illinois, Chicago -O'Hare Int'l Terminal Ser 1992
             (AMT)(MBIA)  ...................................................  6.75     01/01/12     14,097,590
    20,000  Illinois Toll Highway Authority, Priority 1992 Ser A  ...........  6.375    01/01/15     21,320,200
     3,750  Massachusetts Turnpike Authority, Metropolitan Highway 1997 Ser
             A (MBIA)  ......................................................  5.00     01/01/37      3,529,575
    15,000  St Louis, Missouri, Lambert -St Louis Int'l Airport Ser 1992
             (AMT)(FGIC)  ...................................................  6.00     07/01/08     16,016,400
    20,000  Clark County, Nevada, Las Vegas -McCaran Int'l Airport Passenger
             Facility Charge 1992 Ser B (AMT)  ..............................  6.25     07/01/22     20,690,600
     6,000  Puerto Rico Highway & Transportation Authority, Refg Ser V  .....  6.625    07/01/12      6,569,400
-----------                                                                                       --------------
    85,750                                                                                           90,950,555
-----------                                                                                       --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON    MATURITY
 THOUSANDS                                                                     RATE       DATE         VALUE
----------- ---------------------------------------------------------------- -------- ----------- --------------
            Water & Sewer Revenue (5.8%)
  $ 10,000  Massachusetts Water Resources Authority, 1992 Ser B  ............  5.50 %   11/01/15   $ 10,069,200
    20,000  New York City Municipal Water Finance Authority, New York, Ser
             1993 A  ........................................................  6.00     06/15/17     20,772,000
     7,510  Houston, Texas, Water & Sewer Jr Lien Refg Ser 1991 C (AMBAC)  ..  6.375    12/01/17      8,160,666
     3,895  Fairfax County Water Authority, Virginia, Refg Ser 1992  ........  6.00     04/01/22      4,153,628
-----------                                                                                       --------------
    41,405                                                                                           43,155,494
-----------                                                                                       --------------
            Refunded (13.9%)
     7,500  Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A  .........  6.60     12/01/02++    8,353,200
    10,000  Central Coast Water Authority, California, Ser 1992 (AMBAC)  ....  6.50     10/01/02++   11,198,500
    20,000  Jefferson County School District #R-1, Colorado, Ser 1992
             (AMBAC)  .......................................................  6.00     12/15/02++   21,765,600
    10,000  Massachusetts Water Resources Authority, 1990 Ser A  ............  6.50     12/01/01++   11,031,100
            Washoe County School District, Nevada,
     4,730   Ser 10/01/92 A (AMBAC)  ........................................  6.25     10/01/02++    5,179,634
     7,000   Ser 10/01/92 A (AMBAC)  ........................................  6.25     10/01/02++    7,665,420
    12,000  New York Local Government Assistance Corporation, Ser 1991 C  ...  7.00     04/01/01++   13,303,320
     5,000  Puerto Rico Highway & Transportation Authority, Ser T  ..........  6.625    07/01/02++    5,579,450
     2,105  Fairfax County Water Authority, Virginia, Refg Ser 1992  ........  6.00     04/01/07++    2,355,516
    15,000  Fredericksburg Industrial Development Authority, Virginia, MWH
             Medicorp Ser 1991 A & B (FGIC)  ................................  6.60     08/15/01++   16,545,900
-----------                                                                                       --------------
    93,335                                                                                          102,977,640
-----------                                                                                       --------------
   682,775  TOTAL MUNICIPAL BONDS (Identified Cost $666,020,429)  ................................  727,907,295
-----------                                                                                       --------------
            SHORT-TERM MUNICIPAL OBLIGATIONS (0.3%)
     1,000  Harris County Health Facilities Development Corporation, Texas,
             Methodist Hospital Ser 1994 (Demand 11/03/97)  .................  4.00 *   12/01/25      1,000,000
     1,500  Lincoln County, Wyoming, Exxon Corp Ser 1984 D (Demand 11/03/97)   3.95 *   11/01/14      1,500,000
-----------                                                                                       --------------
     2,500  TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,500,000)  .................    2,500,000
-----------                                                                                       --------------
  $685,275  TOTAL INVESTMENTS (Identified Cost $668,520,429) (a)  ....................     98.4%    730,407,295
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................      1.6      12,096,663
                                                                                      ----------- --------------
            NET ASSETS  ..............................................................    100.0%   $742,503,958
                                                                                      =========== ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

------------
AMT          Alternative Minimum Tax.
++           Prerefunded to call date shown.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $61,886,866.

Bond Insurance:
--------------
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

Geographic Summary of Investments
Based on Market Value as a Percent of Net Assets
October 31, 1997

Alabama ..............   0.7%
Alaska ...............   1.1
California ...........   2.4
Colorado .............   3.4
Connecticut ..........   2.4
District of Columbia .   2.6
Florida ..............   8.2
Georgia ..............   3.9
Hawaii ...............   1.9
Idaho ................   0.2
Illinois .............   7.4
Indiana ..............   1.1%
Maine ................   1.3
Massachusetts ........   4.6
Michigan .............   3.7
Minnesota ............   3.1
Missouri .............   6.0
Nebraska .............   0.7
Nevada ...............   5.3
New York .............   8.9
Ohio .................   2.0
Puerto Rico ..........   1.6
Pennsylvania .........   3.5%
South Carolina .......   5.0
South Dakota .........   0.7
Texas ................   4.1
Virginia .............   6.0
Washington ...........   5.0
West Virginia ........   1.4
Wyoming ..............   0.2
                      -------
Total ................  98.4%
                      =======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $668,520,429) .......................................  $730,407,295
Cash...................................................................     1,141,644
Interest receivable ...................................................    11,795,603
Prepaid expenses ......................................................       386,624
                                                                        --------------
  TOTAL ASSETS ........................................................   743,731,166
                                                                        --------------
LIABILITIES:
Payable for:
  Dividends to preferred shareholders..................................       648,901
  Investment management fee............................................       248,875
  Common shares of beneficial interest repurchased.....................       192,890
Accrued expenses ......................................................       136,542
                                                                        --------------
  TOTAL LIABILITIES....................................................     1,227,208
                                                                        --------------
  NET ASSETS...........................................................  $742,503,958
                                                                        ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating $.01 par value, 4,160 shares outstanding) .......  $208,000,000
                                                                        --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 33,602,513 shares outstanding)........................   469,478,476
Net unrealized appreciation ...........................................    61,886,866
Accumulated undistributed net investment income........................     2,140,016
Accumulated undistributed net realized gain............................       998,600
                                                                        --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................   534,503,958
                                                                        --------------
  TOTAL NET ASSETS ....................................................  $742,503,958
                                                                        ==============
NET ASSET VALUE PER COMMON SHARE
 ($534,503,958 divided by 33,602,513 common shares outstanding)  ......  $      15.91

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME .......................    $43,944,332
                                         -------------
EXPENSES
Investment management fee..............      2,568,624
Auction commission fees................        567,929
Transfer agent fees and expenses ......        164,585
Professional fees .....................        106,373
Shareholder reports and notices  ......         65,473
Auction agent fees.....................         38,384
Registration fees .....................         33,164
Custodian fees ........................         30,175
Trustees' fees and expenses ...........         19,390
Organizational expenses ...............         10,031
Other..................................         49,431
                                         -------------
  TOTAL EXPENSES ......................      3,653,559
Less: expense offset ..................        (30,009)
                                         -------------
  NET EXPENSES ........................      3,623,550
                                         -------------
  NET INVESTMENT INCOME................     40,320,782
                                         -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................        998,600
Net change in unrealized appreciation       16,110,421
                                         -------------
  NET GAIN ............................     17,109,021
                                         -------------
NET INCREASE ..........................    $57,429,803
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR      FOR THE YEAR
                                                              ENDED            ENDED
                                                        OCTOBER 31, 1997  OCTOBER 31, 1996
------------------------------------------------------  ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $ 40,320,782      $ 41,385,306
Net realized gain......................................        998,600         1,064,949
Net change in unrealized appreciation .................     16,110,421         2,809,883
                                                        ---------------- ----------------
  NET INCREASE ........................................     57,429,803        45,260,138
                                                        ---------------- ----------------
Dividends to preferred shareholders from net
 investment income ....................................     (7,700,761)       (7,560,813)
                                                        ---------------- ----------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income .................................    (33,266,944)      (34,506,145)
Net realized gain......................................     (1,064,923)       (1,244,629)
                                                        ---------------- ----------------
  TOTAL................................................    (34,331,867)      (35,750,774)
                                                        ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest ..................................     (7,692,332)      (19,989,901)
                                                        ---------------- ----------------
  NET INCREASE (DECREASE)..............................      7,704,843       (18,041,350)
NET ASSETS:
Beginning of period....................................    734,799,115       752,840,465
                                                        ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $2,140,016 and $2,786,527, respectively) .........   $742,503,958      $734,799,115
                                                        ================ ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses in the amount of $55,000 which have been reimbursed for the full amount thereof. Such expenses were deferred and fully amortized as of September 29, 1997.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $13,845,288 and $24,140,587, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $5,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,083. At October 31, 1997, the Trust had an accrued pension liability of $32,728 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT IN                     RESET          RANGE OF
 SERIES    SHARES*    THOUSANDS*     RATE*          DATE        DIVIDENDRATES**
--------  --------- ------------  ----------- ---------------  ----------------
    1       1,120      $56,000       3.845%       09/09/98       3.299%-4.25%
    2         400       20,000        3.70        01/02/98           3.70
    3       1,120       56,000        3.85        07/02/98       3.19  -4.125
    4       1,120       56,000        3.80        01/08/98       3.482 -3.80
    5         400       20,000        3.75        11/07/97       3.55  -3.90

------------
*      As of October 31, 1997.
**     For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.57% to 3.845% in the aggregate amount of $1,271,357.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                              SHARES      PAR VALUE     PAR VALUE
                                                                          ------------- -----------  --------------
Balance, October 31, 1995 ...............................................   35,533,313    $355,333    $496,805,774
Treasury shares purchased and retired (weighted average discount 6.93%)*    (1,406,900)    (14,069)    (19,975,832)
                                                                          ------------- -----------  --------------
Balance, October 31, 1996 ...............................................   34,126,413     341,264     476,829,942
Treasury shares purchased and retired (weighted average discount 5.10%)*      (523,900)     (5,239)     (7,687,093)
                                                                          ------------- -----------  --------------
Balance, October 31, 1997 ...............................................   33,602,513    $336,025    $469,142,849
                                                                          ============= ===========  ==============

------------

* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

As of September 23, 1997, the Trust declared the following dividends from net investment income:

    AMOUNT            RECORD                PAYABLE
   PER SHARE           DATE                   DATE
-------------  -------------------- ----------------------
    $0.0775      November 7, 1997      November 21, 1997
    $0.0775      December 5, 1997      December 19, 1997

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED OCTOBER 31*
                                                                     ---------------------------------------------------------
                                                                        1997        1996       1995        1994       1993
-------------------------------------------------------------------  ---------- ----------  ---------- ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................................   $ 15.44    $ 15.33     $13.62     $ 16.34     $ 13.88
                                                                     ---------- ----------  ---------- ----------  ----------
Net investment income ..............................................      1.20       1.19       1.18        1.24        1.22
Net realized and unrealized gain (loss) ............................      0.51       0.13       1.66       (2.73)       2.50
                                                                     ---------- ----------  ---------- ----------  ----------
Total from investment operations ...................................      1.71       1.32       2.84       (1.49)       3.72
                                                                     ---------- ----------  ---------- ----------  ----------
Less dividends and distributions from:
 Net investment income..............................................     (0.99)     (0.99)     (0.99)      (1.04)      (0.91)
 Common share equivalent of dividends paid to preferred
 shareholders.......................................................     (0.23)     (0.22)     (0.22)      (0.22)      (0.21)
 Net realized gain..................................................     (0.03)     (0.04)      --         (0.03)       --
                                                                     ---------- ----------  ---------- ----------  ----------
Total dividends and distributions...................................     (1.25)     (1.25)     (1.21)      (1.29)      (1.12)
                                                                     ---------- ----------  ---------- ----------  ----------
Anti-dilutive effect of acquiring treasury shares ..................      0.01       0.04       0.08        0.06        --
                                                                     ---------- ----------  ---------- ----------  ----------
Offering costs charged against capital .............................      --         --         --          --         (0.14)
                                                                     ---------- ----------  ---------- ----------  ----------
Net asset value, end of period .....................................   $ 15.91    $ 15.44     $15.33     $ 13.62     $ 16.34
                                                                     ========== ==========  ========== ==========  ==========
Market value, end of period ........................................   $14.875    $14.625     $13.75     $11.875     $15.875
                                                                     ========== ==========  ========== ==========  ==========
TOTAL INVESTMENT RETURN+ ...........................................      8.84%     14.27%     24.77%     (19.30)%     11.41%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .....................................................      0.70%(1)   0.69%(1)   0.72%(1)    0.75%       0.71%
Net investment income before preferred stock dividends  ............      7.68%      7.73%      8.05%       8.06%       7.95%
Preferred stock dividends ..........................................      1.47%      1.41%      1.53%       1.43%       1.35%
Net investment income available to common shareholders  ............      6.21%      6.32%      6.52%       6.63%       6.60%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............................  $742,504   $734,799   $752,840    $752,680    $924,910
Asset coverage on preferred shares at end of period ................       356%       353%       361%        311%        330%
Portfolio turnover rate ............................................         2%      --            1%          2%          4%

------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)     Does not reflect the effect of the expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Income Trust (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1997

-------------------------------------------------------------------------------
                     1997 FEDERAL TAX NOTICE (unaudited)

During the year ended October 31, 1997, the Trust paid the following per share amounts from tax-exempt income: $0.99 to common shareholders, $1,627 to Series 1 preferred shareholders, $1,872 to Series 2 preferred shareholders, $1,648 to Series 3 preferred shareholders, $1,764 to Series 4 preferred shareholders and $1,923 to Series 5 preferred shareholders. For the year ended October 31, 1997, the Trust paid the following per share amounts from long-term capital gains:
$0.03 to common shareholders, $46 to Series 1 preferred shareholders, $43 to Series 2 preferred shareholders, $45 to Series 3 preferred shareholders, $44 to Series 4 preferred shareholders and $44 to Series 5 preferred shareholders.
-------------------------------------------------------------------------------

TRUSTEES
----------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------

Dean Witter Trust FSB
Harborside Financial Center -Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
QUALITY
MUNICIPAL
INCOME
TRUST

ANNUAL REPORT
OCTOBER 31, 1997